Exhibit 10.2

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT
THIS SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of November 14, 2017, is by and among DST SYSTEMS, INC., a Delaware corporation (the “Company”), and the Purchasers (as defined herein) party hereto.
W I T N E S S E T H
WHEREAS, the Company and certain Persons from time to time party thereto (the “Purchasers”) are parties to that certain Note Purchase Agreement dated as of August 9, 2010 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Note Purchase Agreement”);
WHEREAS, on the date hereof, the Company and certain other persons from time to time party thereto intend to enter into that certain Master Note Purchase Agreement dated on the date hereof (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Master Note Purchase Agreement”);
WHEREAS, the Company desires to align certain provisions of the Note Purchase Agreement with the Master Note Purchase Agreement;
WHEREAS, the Company has requested that the Purchasers amend the Note Purchase Agreement to modify certain provisions contained therein; and
WHEREAS, the holders of each Note currently outstanding have agreed to amend the Note Purchase Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
2.    Amendments to the Note Purchase Agreement. Subject to the terms and conditions set forth herein, the Note Purchase Agreement is hereby amended as follows:
(a)    Section 8.7(i)(B) of the Note Purchase Agreement is hereby amended by deleting the following language in its entirety:

Exhibit 10.2

(excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors)
3.    Conditions Precedent. This Amendment shall become effective upon the receipt by the Company and each Purchaser (or Chapman and Cutler LLP, as counsel to the Purchasers) of this Amendment duly executed by the Company and the holders of each Note currently outstanding.

4.	Representations and Warranties. The Company hereby represents and warrants that:
(a)    it has the requisite corporate power and authority to execute, deliver and perform this Amendment;
(b)    it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment;
(c)    no Default or Event of Default exists under the Note Purchase Agreement on and as of the date hereof and after giving effect to this Amendment;
(d)    no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment; and
(e)    the execution, delivery and performance by it of this Amendment do not and will not (i) contravene, result in any breach of, or constitute a default under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate in any material respect any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

5.	Miscellaneous.

(a)
This Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Note Purchase

Exhibit 10.2

Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

(b)
Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Note Purchase Agreement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.

(c)	The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

(d)
All covenants and other agreements contained in this Amendment by or on behalf of any of the parties hereto bind and inure to the benefit of their respective permitted successors and permitted assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

(e)	THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(f)
This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

[SIGNATURE PAGES FOLLOW]

Exhibit 10.2

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

DST SYSTEMS, INC.

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Accepted as of the date first written above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brian E. Lemons
Vice President
We acknowledge that we hold $16,550,000 5.06% Series C Senior Note due August 9, 2018.
We acknowledge that we hold $6,000,000 5.42% Series D Senior Note due August 9, 2020.
We acknowledge that we hold $15,000,000 5.42% Series D Senior Note due August 9, 2020.

GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan, Co., Ltd., as Investment Manager

By:	PGIM, Inc., as Sub-Adviser

By:	/s/ Brian E. Lemons
Vice President
We acknowledge that we hold $20,000,000 5.06% Series C Senior Note due August 9, 2018.
We acknowledge that we hold $10,000,000 5.42% Series D Senior Note due August 9, 2020.
We acknowledge that we hold $5,000,000 5.42% Series D Senior Notes due August 9, 2020.

DST Systems, Inc.
Second Amendment to Note Purchase Agreement

Accepted as of the date first written above.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	PGIM, Inc., as investment manager

By:	/s/ Brian E. Lemons
Vice President
We acknowledge that we hold $13,450,000 5.06% Series C Senior Note due August 9, 2018.

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY

By:	PGIM, Inc., as investment manager

By:	/s/ Brian E. Lemons
Vice President
We acknowledge that we hold $5,000,000 5.42% Series D Senior Note due August 9, 2020.

ZURICH AMERICAN INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P., (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc., (as General Partner)

By:	/s/ Brian E. Lemons
Vice President
We acknowledge that we hold $7,500,000 5.42% Series D Senior Note due August 9, 2020.

DST Systems, Inc.
Second Amendment to Note Purchase Agreement

Accepted as of the date first written above.
FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P., (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc., (as General Partner)

By:	/s/ Brian E. Lemons
Vice President
We acknowledge that we hold $7,500,000 5.42% Series D Senior Note due August 9, 2020.

DST Systems, Inc.
Second Amendment to Note Purchase Agreement

Accepted as of the date first written above.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ John B. Wheeler
Name:	John B. Wheeler
Title:	Managing Director
We acknowledge that we hold $26,700,000 5.42% Series D Senior Note due August 9, 2020.

C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ John B. Wheeler
Name:	John B. Wheeler
Title:	Managing Director
We acknowledge that we hold $3,300,000 5.42% Series D Senior Note due August 9, 2020.

DST Systems, Inc.
Second Amendment to Note Purchase Agreement

Accepted as of the date first written above.

ATHENE ANNUITY AND LIFE COMPANY
(f/k/a Aviva Life and Annuity Company)

By:	Athene Asset Management, L.P., its investment adviser
By: AAM GP Ltd., its general partner

By:	/s/ Roger D. Fors
Name:	Roger D. Fors
Title:	Senior Vice President, Fixed Income
We acknowledge that we hold $15,000,000 5.06% Series C Senior Note due August 9, 2018.

DST Systems, Inc.
Second Amendment to Note Purchase Agreement

Accepted as of the date first written above.

AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
Name:	Amy Judd
Title:	Investment Officer
We acknowledge that we hold $19,000,000 5.42% Series D Senior Note due August 9, 2020.

DST Systems, Inc.
Second Amendment to Note Purchase Agreement

Accepted as of the date first written above.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By:	Allianz Global Investors U.S. LLC
As the authorized signatory and investment manager

By:	/s/ Charles J. Dudley
Name:	Charles J. Dudley
Title:	Managing Director
We acknowledge that we hold $20,000,000 5.42% Series D Senior Note due August 9, 2020.

DST Systems, Inc.
Second Amendment to Note Purchase Agreement

Accepted as of the date first written above.

CMFG LIFE INSURANCE COMPANY
(F/K/A CUNA MUTUAL INSURANCE SOCIETY)

By:	MEMBERS Capital Advisors, Inc. acting as Investment Advisor

By:	/s/ Jason Micks
Name:	Jason Micks
Title:	Director II, Investments
We acknowledge that we hold $10,000,000 5.42% Series D Senior Note due August 9, 2020.

DST Systems, Inc.
Second Amendment to Note Purchase Agreement

Accepted as of the date first written above.

AMERICAN NATIONAL INSURANCE COMPANY (ANICO)

By:	/s/ Anne M. LeMire
Name:	Anne M. LeMire
Title:	Senior Vice PResident
We acknowledge that we hold $20,000,000 5.42% Series D Senior Note due August 9, 2020.

DST Systems, Inc.
Second Amendment to Note Purchase Agreement

Accepted as of the date first written above.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Gary R. Rodmaker
Name:	Gary R. Rodmaker
Title:	Vice President
We acknowledge that we hold $3,000,000 5.42% Series D Senior Note due August 9, 2020.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:	/s/ Gary R. Rodmaker
Name:	Gary R. Rodmaker
Title:	Vice President
We acknowledge that we hold $2,000,000 5.42% Series D Senior Note due August 9, 2020.

DST Systems, Inc.
Second Amendment to Note Purchase Agreement